June 27, 2006

To Our Stockholders:

I am pleased to invite you to attend the 2006 Annual Meeting of Stockholders of Biophan Technologies, Inc. at the Dryden Theatre at George Eastman House, 900 East Avenue, Rochester, New York 14607-2298 on Tuesday, July 18, 2006, at 10:00 a.m. (local time).

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also contained in this package is the Company's 2006 Annual Report to Stockholders, which includes the Company's Form 10-K/A for the fiscal year ended February 28, 2006 that sets forth important business and financial information concerning the Company.

We hope you are able to attend this year's Annual Meeting.

                                  Very truly yours,

                                  Guenter H. Jaensch
                                  Chairman of the Board

                           Biophan Technologies, Inc.
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 18, 2006
                         -------------------------------

TO THE STOCKHOLDERS OF BIOPHAN TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC., a Nevada corporation (the "Company"), will be held on July 18, 2006, at 10:00 a.m., local time, at the Dryden Theatre at George Eastman House, 900 East Avenue, Rochester, New York 14607-2298.

      1. To elect five (5) members of the Board of Directors to serve until the 2007 Annual Meeting of Stockholders or until their successors are elected.

      2.    To approve the 2006 Incentive Stock Plan.

      3. To ratify the appointment of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2007.

      4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on June 1, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON, BUT IF YOU CANNOT, PLEASE SIGN AND DATE THE ENCLOSED PROXY. RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  Darryl L. Canfield
                                  Chief Financial Officer and Secretary

West Henrietta, New York
Date:  June 27, 2006

                           Biophan Technologies, Inc.
                           --------------------------
                             150 Lucius Gordon Drive
                         West Henrietta, New York 14586
                           ---------------------------

                                 PROXY STATEMENT

                           ---------------------------

                       2006 ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 18, 2006

              INFORMATION CONCERNING VOTING AND PROXY SOLICITATION

General

      This Proxy Statement is being furnished to the stockholders of BIOPHAN TECHNOLOGIES, INC. ("Biophan" or the "Company", "we", "us" and "our") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 18, 2006, at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at the Dryden Theatre at George Eastman House, 900 East Avenue, Rochester, New York 14607-2298.

      The shares represented by your proxy, if the proxy is properly executed and returned, and not revoked, will be voted at the Annual Meeting as therein specified. You may revoke your proxy at any time before the proxy is exercised by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

      The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

      (i)   FOR the election of the director nominees named herein (Proposal No.
            1), unless you specifically withhold authority to vote for one or more of the director nominees;

      (ii)  FOR approval of the 2006 Incentive Stock Plan (Proposal No. 2);

      (iii) FOR the ratification of the appointment of Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2007 (Proposal No. 3); and

      (iv) In the discretion of the persons named in the enclosed form of proxy, on any other matter which may properly come before the Annual Meeting or any adjournment thereof.

      The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

      These proxy solicitation materials and the Company's Annual Report on Form 10-K/A for the fiscal year ended February 28, 2006 are first being mailed to stockholders on or about June 27, 2006.

Record Date and Voting Securities

      Stockholders of record at the close of business on June 1, 2006 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 82,809,199 shares of the Company's Common Stock, $.005 par value (the "Common Stock"), were issued and outstanding and held of record by approximately 250 stockholders. The aggregate number of votes entitled to be cast at the Meeting is 82,809,199.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

Voting and Solicitation

      Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors. Directors will be elected by a plurality of the votes cast at the Annual Meeting. All other proposals set forth in this Proxy Statement, other than the election of directors or as otherwise required by Nevada law, require a majority of the votes cast and entitled to vote at the Annual Meeting and will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

      The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expense in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, in person or by telephone, e-mail or facsimile.

Quorum; Abstentions; Broker Non-Votes

      Holders of a majority of the outstanding shares entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections, appointed for the Annual Meeting, who, with the assistance of Continental Stock Transfer & Trust Company, the Company's transfer agent, will determine whether or not a quorum is present. If the shares present, in person and by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

      Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" with respect to a matter will also be treated as shares entitled to vote (the "Votes Cast") with respect to such matter. While no definitive statutory or case law authority exists in Nevada as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote "AGAINST" the proposal.

      Broker non-votes (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast (such as Proposals No. 2 and No. 3).

Deadline for Receipt of Stockholder Proposals to be Presented at the 2007 Annual Meeting

      In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), to be included in the Company's Proxy Statement to be issued in connection with the 2007 Annual Meeting of Stockholders, such proposal must be received by the Company no later than February 28, 2007. Any notice of a proposal submitted outside the processes of Rule 14a-8 promulgated under the Act, which a stockholder intends to bring forth at the Company's 2007 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Act and the By-laws of the Company if received by the Company after May 15, 2007.

Annual Report on Form 10-K

      Our Annual Report on Form 10-K/A for our most recently completed Fiscal Year (the "Annual Report") which is mailed to stockholders with this Proxy Statement, contains financial and other information about us, and such financial information is incorporated by reference into this Proxy Statement. See "Other Information" below.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      The Board currently consists of seven directors each of whom serves until the Annual Meeting and until his successor is elected and has qualified. The Company's By-Laws provide that the Board shall consist of three to nine persons. The Board has fixed the number of directors at five for purposes of this year's Annual Meeting and each director elected will serve a one-year term until the Annual Meeting of Stockholders to be held in 2007, or until a successor is elected or appointed and qualified or until such director's earlier resignation or removal. The Board reserves the right to increase the size of the Board as provided in the Company's By-Laws.

      At this year's Annual Meeting, you are requested to vote for the election of, Guenter H. Jaensch, Michael L. Weiner, Steven Katz, Ross B. Kenzie and Theodore A. Greenberg. Each of these nominees has consented to serve, and the Board has no reason to believe that any of the nominees will be unable or unwilling to serve as a director if elected. However, if any nominee is unable or unwilling to serve as a director, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. If the Board designates a substitute, shares represented by proxies will be voted for the substitute nominee. Proxies received will be voted "FOR" the election of all nominees unless otherwise directed. Pursuant to applicable Nevada corporation law, assuming the presence of a quorum, five directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the Annual Meeting who are present in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES NAMED
BELOW.

                                                                   Served as a
                                Position Within                    Director
Name                      Age   the Company                        Since
------------------------- ----- ---------------------------------- -----------

Guenter H. Jaensch        67    Chairman of the Board                     2002

Michael L. Weiner         58    Chief Executive Officer and               2000
                                Director

Steven Katz               58    Director                                  2001

Ross B. Kenzie            74    Director                                  2000

Theodore A. Greenberg     46    Director                                  2006

      The principal occupations and business experience for at least the past five years of each director and nominee is as follows.

Guenter H. Jaensch, Ph.D. is the former Chairman and CEO of Siemens Pacesetter, Inc., a manufacturer of pacemakers. During his more than twenty-five years at Siemens, Dr. Jaensch held various senior executive positions prior to running Siemens Pacesetter, including President of Siemens Communications Systems, Inc. from August 1983 to March 1985, Chairman and President of Siemens Corporate Research and Support, Inc., from April 1982 to September 1991 and Chairman and CEO of Siemens Pacesetter, Inc. and Head of the Cardiac Systems Division of Siemens AG Medical Engineering Group from October 1991 to September 1994. Dr. Jaensch holds a Masters Degree in Business Administration and a Ph.D. in Business and Finance from the University of Frankfurt and taught business and statistics at the University prior to joining Siemens in 1969. In 1994, he joined St. Jude Medical as Chairman and CEO of Pacesetter, Inc., a St. Jude Medical Company, and retired in 1995 to manage his personal investments. Since December 1997 he has been a director of MRV Communications, a publicly traded company in the fiber optic technology business. Dr. Jaensch has been a director of Biophan since March 2002.

Michael L. Weiner is President, Chief Executive Officer and co-founder of Biophan Technologies, Inc. He began his career at Xerox Corporation in 1975, where he served in a variety of capacities in sales and marketing, including manager of software market expansion and manager of sales compensation planning. In 1982, he received the President's award, the top honor at Xerox for an invention benefiting a major product line. In 1985, Mr. Weiner founded Microlytics, a Xerox spin-off company which developed technology from the Xerox Palo Alto Research Center into a suite of products, including the award-winning Word Finder Thesaurus, with licenses out to over 150 companies, including Apple, Microsoft, and Sony. Microlytics was acquired by a merger with a public company in 1990, which Mr. Weiner then headed up through 1993. In February 1999, Mr. Weiner founded Technology Innovations, LLC to develop intellectual property assets. In August 2000, Technology Innovations, LLC created a subsidiary, Biomed Solutions, LLC, to pursue certain biomedical and nanotechnology opportunities, investing in embryonic-to-seed stage innovations which generate new ventures and/or licenses. Mr. Weiner is the CEO and a director of Biophan Technologies, Inc., a medical research and development company located in West Henrietta, New York engaged in providing technology to enable implantable medical devices and interventional devices to be used safely and effectively in conjunction with Magnetic Resonance Imaging (MRI), since December 2000. Mr. Weiner serves on the Boards of Biophan Technologies, Inc., Biomed Solutions, LLC, Technology Innovations, LLC, Stem Capture, Inc., OncoVista, Inc., Myotech, LLC, TE Bio, LLC, and Nanoset, LLC,. Mr. Weiner holds seventeen U.S. patents. Mr. Weiner has been CEO and a director of Biophan since December 2000.

Steven Katz is President of Steven Katz & Associates, Inc., a health care and technology-based management consulting firm specializing in strategic planning, corporate development, new product planning, technology licensing, and structuring and securing various forms of financing. Mr. Katz has been President of Steven Katz & Associates, Inc. since 1982. From January 2000 to October 2001 Mr. Katz was President, Chief Operating Officer and a director of Senesco Technologies, Inc., an American Stock Exchange listed company engaged in the identification and development of proprietary gene technology with application to human, animal and plant systems. From 1983 to 1984 he was a co-founder and Executive Vice President of S.K.Y. Polymers, Inc., a bio-materials company. Prior to this, Mr. Katz was Vice President and General Manager of a non-banking division of Citicorp. From 1976 to 1981 he held various senior management positions at National Patent Development Corporation, including President of three subsidiaries. Prior positions were with Revlon, Inc. (1975) and Price Waterhouse & Co. (1969 to 1974). Mr. Katz received a Bachelors of Business Administration degree in Accounting from the City College of New York in 1969. He is presently a member of the Board of Directors of NaturalNano, Inc., Health Systems Solutions, Inc., Nanoscience Technologies, Inc., USA Technologies, Inc., and Vivid Learning Systems, Inc. as well as several private companies. Mr. Katz has been a director of Biophan since July 2001.

Ross B. Kenzie is a former Chairman and Chief Executive Officer of Goldome Bank, from which he retired in June 1989. He was previously Executive Vice President of Merrill Lynch & Co., in the New York worldwide headquarters, and is a former member of the Merrill Lynch & Co. Board of Directors. He is a former Director of the Federal Home Loan Bank of New York (from 1984 to 1988) and served on the boards of the National Council of Savings Institutions (from 1982 to 1986), the Federal Reserve Bank of New York, Buffalo Branch (from 1985 to 1987), and the Savings Banks Association of New York State (from 1984 to 1987). Mr. Kenzie was a Director of Millard Fillmore Hospitals (from 1982 to 1995) and is currently Past Chairman Emeritus. He served on the Board of the Kaleida Health, Education and Research Foundation (from 1998 to 2000) and is currently on its Investment Committee. He was a Director of the Health Systems Agency of Western New York (from 1988 to 1991), and was a member of the Western New York Commission on Health Care Reform (from 1987 to 1990). Mr. Kenzie was a member of the College Council of the State University College at Buffalo (from 1981 to 1998) and served as Chairman. He was a Director of the College's Foundation and a member of its Finance Committee (from 1984 to 1998) and is currently on its Investment Committee. He served on the Council of the Burchfield-Penney Art Center (from 1990 to 2001) and the Albright Knox Art Gallery (from 1983 to 1985). He is also a member of the Board, and the Chairman of the Investment Committee of the State University at Buffalo Foundation. Mr. Kenzie currently serves on the boards of several companies including the publicly held Rand Capital Corporation and many entrepreneurial ventures that are privately held, including the Boards of Members of Biomed Solutions LLC and Technology Innovations, LLC. Mr. Kenzie has been a director of Biophan since December 2000.

Theodore A. Greenberg has more than 20 years experience in investment management, consulting, and public accounting. In 2005, he joined Infinity Capital Group, Inc., a business development company. He currently serves as Chief Investment Officer, Chief Financial Officer, Secretary, and is a member of Infinity's board. Since 2004 he has been, and continues to be, a project consultant and advisor and has provided services to various companies, including a private equity fund, a children's entertainment company, a real estate development fund, a software development company and an internet company. In 1999, Mr. Greenberg co-founded Park Avenue Equity Partners, LP, a $100 million middle market private equity fund and he was a general partner until 2003. From 1998 to 1999, Mr. Greenberg was the Chief Financial Officer of Development Capital, LLC. Mr. Greenberg has also held senior positions at various accounting firms. Mr. Greenberg was appointed to the Board in April 2006.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL NOMINEES. UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES IS SPECIFICALLY WITHHELD, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

Corporate Governance Guidelines

      Our Board has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. The Company is currently quoted on the OTC Bulletin Board. The OTC Bulletin Board currently does not have any corporate governance rules similar to the NASDAQ Stock Market, Inc. ("NASDAQ"), the American Stock Exchange, Inc. ("AMEX") or any other national securities exchange or national securities association. However, our Board believes that the corporate governance rules of NASDAQ and AMEX represent good governance standards and, accordingly, during the past year, our Board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission (the "SEC") and the new listing standards of NASDAQ and AMEX, and it has implemented certain of the foregoing rules and listing standards during this past fiscal year. The Company has also adopted a Code of Ethics for Senior Financial Officers that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Board is also considering adopting during this current fiscal year additional corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Biophan and its stockholders.

Board Determination of Independence

      Under NASDAQ and AMEX rules, generally speaking, a director will only qualify as an "independent director" if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that each of Dr. Jaensch and Messrs. Greenberg and Kenzie do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that, consequently, each of these directors is an "independent director" as defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules and similar AMEX rules.

The Board and Committees of the Board

      The Board held six meetings during the Company's fiscal year ended February 28, 2006. The standing committees of the Board are the Audit Committee and the Compensation Committee. The Board does not currently have a nominating committee and has not established any specific procedure for selecting candidates for director. However, directors are currently nominated by a majority vote of the Board. There is also no established procedure for stockholder communications with members of the Board or the Board as a whole. However, stockholders may communicate with the investor relations department of the Company, and such communications are either responded to immediately or are referred to the chief executive officer or chief financial officer of the Company for a response. The Board intends to form a nominating and corporate governance committee during this current fiscal year. During fiscal 2006, each of the incumbent directors, during his period of service, attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he served.

      Audit Committee. The Audit Committee is composed of Messrs. Jaensch (Chairman), Kenzie and Greenberg. The responsibilities of the Audit Committee as more fully set forth in the Audit Committee Charter adopted in July 2003 and as previously provided and posted on our website at www.biophan.com, include appointing, retaining, replacing, compensating and overseeing the work of the independent accountants, who report to, and are directly accountable to, the Committee. The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. The Audit Committee met formally four times during the Company's fiscal year ended February 28, 2006, but also met informally on several other occasions. Messrs. Bramson and Katz resigned from the Committee on January 12, 2006. Mr. Greenberg was appointed to the Committee in February 2006. On the occasion of two of the four meetings, Mr. Bramson was absent. Otherwise, each member of the Audit Committee attended all of the meetings. The Board has determined that each of Dr. Jaensch and Messrs. Kenzie and Greenberg meets the qualifications as an "audit committee financial expert". Each member of the Audit Committee is "independent" as such term is used in Section 10A(m)(3) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

      Compensation Committee. The Compensation Committee is composed of Dr. Jaensch and Messrs. Kenzie (Chairman), Bramson (an incumbent director who is not standing for election) and Katz. The responsibilities of the Compensation Committee as more fully set forth in the Compensation Committee Charter adopted in June 2005 and as previously provided and posted on our website at www.biophan.com , include reviewing the Company's compensation policies and establishing executive officer compensation, and the subcommittee of Dr. Jaensch and Mr. Kenzie administers the Company's 2001 Stock Option Plan. The Compensation Committee met three times during the Company's fiscal year ended February 28, 2006. Each member of the Compensation Committee attended the meetings. All of the members of the Committee are independent, as independence for Compensation Committee members is defined under the NASDAQ rules, and all of the members of the Compensation Committee, except for Messrs. Bramson and Katz, are deemed to be non-employee directors for purposes of Section 162(m) and Rule 16b-3 of the Exchange Act.

Compensation of the Board

      Directors who are also our employees do not receive additional compensation for serving on the Board or its committees. Non-employee directors, for their services as directors, are paid an annual cash fee of $8,000. Dr. Jaensch received an additional $2,000 per month for serving as Chairman of the Board through July 31, 2005. Commencing August 2005, the monthly fee was increased to $2,500 per month. In addition, non-employee directors have received options under our 2001 Stock Option Plan and will receive options under our 2006 Incentive Stock Plan. All directors are reimbursed for their reasonable expenses incurred in attending Board meetings. An additional $3,000 per year is paid to the Chairman of the Audit Committee. Otherwise, no additional compensation is paid to any director for serving as a member of any committee of the Board. We maintain directors and officers liability insurance.

                  Options Granted To Directors In Fiscal 2006.

      The following table sets forth the options granted to the non-employee directors on our Board in fiscal 2006:

                          Number of Shares
                             Underlying                     Exercise Price
            Director      Options Granted    Grant Date        Per Share
            --------      ---------------    ----------        ---------
Guenter H. Jaensch             35,000         7/27/05            $2.97
Robert S. Bramson              35,000         7/27/05            $2.97
Steven Katz                    35,000         7/27/05            $2.97
Ross B. Kenzie                 35,000         7/27/05            $2.97
Theodore A. Greenberg           -0-              -                 -

      Each option grant for 35,000 shares was made pursuant to the automatic option grant program in effect for the non-employee directors under the 2001 Stock Option Plan as amended and restated in 2005. These options become exercisable upon the earlier of (i) the optionee's completion of one year of Board service measured from the grant date or (ii) his continuation in Board service through the day immediately preceding the date of the next Annual Stockholders Meeting following such grant date. However, the option will immediately vest in full upon the optionee's death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

                                 PROPOSAL NO. 2

                    APPROVAL OF THE 2006 INCENTIVE STOCK PLAN

      The stockholders are being asked to vote on a proposal to approve the Company's 2006 Incentive Stock Plan (the "2006 Plan"). The 2006 Plan was adopted by the Board on June 16, 2006 subject to stockholder approval at the Annual Meeting.

      The Company believes that equity-based incentives play a pivotal role in its efforts to attract and retain the key personnel essential to its long-term growth and financial success. The 2006 Plan will provide additional flexibility to the Company in designing equity-based compensation and will also enhance the automatic grant program for the non-employee Board members pursuant to which they will receive equity-based awards at periodic intervals in accordance with express guidelines approved by the Company's stockholders. The Company believes that the enhanced program is necessary in order to attract and retain highly-qualified Board members in light of their increased duties and responsibilities under recently enacted laws and regulations, including the Sarbanes-Oxley Act of 2002.

      The following is a brief summary of the 2006 Plan, a copy of which is attached hereto as Appendix A. The following summary is qualified in its entirety by reference to the 2006 Plan.

      Types of Awards

      The 2006 Plan provides for the grant of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and other stock-based awards. No more than 50% of the total number of shares of common stock covered by the 2006 Plan may be issued pursuant to awards that are not options or stock appreciation rights.

      Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price less than the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten years. Outstanding options may not be amended to provide an exercise price per share which is lower than the then current exercise price per share of such outstanding options. The Board of Directors may not cancel any outstanding options and grant in substitution for such options new options under the 2006 Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then current exercise price per share of the cancelled options. The Board of Directors will, however, have the power to amend stock options to convert them into stock appreciation rights and make other amendments to options, provided that the optionee must consent to such action unless the board determines that the action would not materially and adversely affect the optionee.

      Restricted Stock and Restricted Stock Unit Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the Board of Directors may determine.

      Restricted stock and restricted stock unit awards granted under the 2006 Plan may vest (a) solely on the basis of passage of time, (b) solely based on achievement of specified performance criteria or (c) upon the passage of time, subject to accelerated vesting if specified performance criteria are met. The Board of Directors may determine, at the time of grant, that restricted stock or restricted stock unit award being made to an officer will vest solely upon achievement of specified performance criteria designed to qualify for deduction under Section 162(m) of the Code. The performance criteria for each restricted stock or restricted stock unit award intended to so qualify for purposes of
Section 162(m) of the Code will be based on one or more of ten performance measures specified in the 2006 Plan.

      Except as noted below, (a) restricted stock and restricted stock units that vest solely on the basis of passage of time may vest no faster than ratably over three years; and (b) restricted stock and restricted stock units that vest based on achievement of specified performance criteria, or provide for accelerated vesting based upon achievement of specified performance criteria, may not vest earlier than the first anniversary of the date of grant. These vesting restrictions do not apply to restricted stock and restricted stock unit awards collectively with respect to up to 5% of the total number of shares of common stock covered by the 2006 Plan. In addition, the Board of Directors may make exceptions to the vesting limitations described above in the event of the recipient's death, a change in control or other extraordinary circumstances specified in the 2006 Plan.

      Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder on exercise to receive, at the election of the Board of Directors, an amount in cash or common stock or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.

      Other Stock-Based Awards. Under the 2006 Plan, the Board of Directors has the right to grant other awards of common stock or awards otherwise based upon common stock or other property, including without limitation rights to purchase shares of common stock, having such terms and conditions as the board may determine.

      Eligibility to Receive Awards

      Employees, officers, directors, consultants, advisors and other service providers are eligible to be granted awards under the 2006 Plan. The maximum number of shares with respect to which awards may be granted to any participant under the 2006 Plan may not exceed 1,000,000 shares per calendar year.

      Stock Available for Awards

      Awards may be made under the 2006 Plan for up to 7,500,000 shares of common stock, which represents approximately 9% of the total number of shares of common stock issued and outstanding as of June 1, 2006.

      Awards to Non-Employee Directors

      Although the granting of awards under the 2006 Plan is generally at the discretion of the Compensation Committee of the Board of Directors, the plan provides for automatic grants of stock options to the members of the Board of Directors who are not employees of the Company. When a person who is not an employee of the Company is first elected or appointed to the Board of Directors, he or she will receive an option to purchase 40,000 shares of common stock. Thereafter, each non-employee director who is re-elected to the Board of Directors at an annual stockholders meeting will receive an additional options to purchase 40,000 shares of common stock. Each option issuable to a non-employee director will vest and become fully exercisable on the upon the earlier of (i) the completion by such non-employee director of one year of Board service measured from the date of grant or (ii) the date of the first annual meeting of stockholders occurring after the end of the fiscal year of the Company during which such option was granted and will have a term of 10 years.

      Administration

      The 2006 Plan is administered by the Compensation Committee of the Board of Directors. The Committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2006 Plan and to interpret the plan's provisions. To the extent permitted by law, the Committee may delegate authority under the 2006 Plan to one or more officers, except that no officer will be authorized to grant awards to himself or herself.

      Subject to any applicable delegation by the Committee and any applicable limitations contained in the 2006 Plan, the Committee selects the recipients of awards and determines:

      (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable;

      (ii) the exercise price of options, which may not be less than 100% of the fair market value of common stock;

      (iii) the duration of options, which may not exceed 10 years;

      (iv) the terms of stock appreciation rights and the dates or conditions upon which such stock appreciation rights become exercisable;

      (v) the number of shares of common stock subject to any restricted stock, restricted stock unit or other stock-based awards and the terms and conditions of such awards, including, if applicable, conditions for repurchase, issue price and repurchase price.

      We are required to make appropriate adjustments or substitutions in connection with the 2006 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization to the extent the Board of Directors deems such adjustment or substitution to be necessary and appropriate. The 2006 Plan also contains provisions addressing the consequences of any "reorganization event," which is defined as:

      (i) any merger or consolidation of with or into another entity as a result of which all of the common stock is converted into or exchanged for the right to receive cash, securities or other property; or

      (ii) any exchange of all of common stock for cash, securities or other property pursuant to a share exchange transaction.

      If any award expires or is terminated, surrendered or canceled without having being fully exercised, is forfeited in whole or in part, or results in any common stock not being issued because (a) the award is settled for cash, or
(b) shares are used to satisfy the exercise price or tax withholding obligation, the unused shares of common stock covered by such award will again be available for grant under the 2006 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

      Termination or Amendment

      No award may be made under the 2006 Plan after the completion of ten years from the date on which the plan is approved by our stockholders, but awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2006 Plan, except that no award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment shall have been approved by our stockholders. In addition, without the approval of our stockholders, no amendment may:

      (i)   increase the number of shares authorized under the 2006 Plan;

      (ii)  materially increase the benefits provided under the 2006 Plan;

      (iii) materially expand the class of participants eligible to participate in the 2006 Plan;

      (iv)  expand the types of awards provided under the 2006 Plan; or

      (v) make any other changes which require stockholder approval under the rules of the national securities market on which the shares of common stock are quoted.

No award may be made that is conditioned on the approval of our stockholders of any amendment to the 2006 Plan.

      Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 2006 Plan. This summary is based on the tax laws in effect as of the date of this Information Statement. Changes to these laws could alter the tax consequences described below.

      Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by our company or any 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under "Nonstatutory Stock Options." The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

      A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit if sales proceeds exceed the exercise price. The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

      Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

      Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

      Restricted Stock Units. A participant will have income from a restricted stock unit equal to the difference of the fair market value of the stock on the date of delivery of the stock less the purchase price. A participant is not permitted to make a Section 83(b) election for a restricted stock unit.

      Stock Appreciation Rights and Other Stock-Based Awards. The tax consequences associated with stock appreciation rights and any other stock-based awards granted under the 2006 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying common stock.

      Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

      Stock Awards. The following table sets forth, as to the Company's Chief Executive Officer and the other most highly compensated executive officers with base salary and bonus for the 2006 fiscal year in excess of $100,000 (collectively referred to herein as the "Named Executive Officers") and the other individuals and groups indicated, the number of shares of common stock subject to option grants made under the 2001 Stock Option Plan from inception through May 31, 2006, together with the weighted average exercise price per share in effect for such option grants.

                                                             Number of Shares     Weighted Average
                                                             Underlying Options   Exercise Price
Name and Position                                            Granted(#)           Per Share($)
-----------------                                            ------------------   ----------------
Named Executive Officers:

  Michael L. Weiner
     Chief Executive Officer                                          1,800,000              $.70
  Robert J. Wood
     Chief Financial Officer (retired 1/20/06)                          700,000              $.78
  Darryl L. Canfield
     Chief Financial Officer (appointed 1/20/06)                        600,000             $1.87
  Stuart G. MacDonald
     Vice-President-Research and Development                            850,000              $.71
  Jeffrey L. Helfer
     Vice-President-Engineering                                         850,000              $.71
  John F. Lanzafame
     Vice-President-Business Development                                825,000              $.71

All current executive officers as a group (6 persons)                 4,715,000             $1.39

Non-Employee Directors:

  Guenter H. Jaensch                                                    675,000              $.58
  Robert S. Bramson                                                     355,000              $.96
  Steven Katz                                                           410,000              $.87
  Ross B. Kenzie                                                        355,000              $.96

All current non-employee directors as a group (4 persons)             1,795,000              $.80

All employees, including current officers who are not
executive officers, as a group (approximately 31 persons)             1,817,355              $.89

      No awards of restricted stock or restricted stock units have to date been made under the 2001 Stock Option Plan.

New Plan Benefits

      No stock options or other awards will be made pursuant to the 2006 Plan unless and until the stockholders approve the 2006 Plan at the Annual Meeting. If such stockholder approval is obtained, then the following non-employee Board members will each receive an option grant for 40,000 shares of common stock upon their election to the Board at the Annual Meeting: Dr. Guenter Jaensch and Messrs. Steven Katz, Ross B. Kenzie and Theodore A. Greenberg. Each such grant will have an exercise price per share equal to the fair market value per share of the Company's common stock on the grant date and will vest upon the earlier of (i) the individual's completion of one year of Board service measured from the grant date or (ii) such individual's continuation in Board service through the date of the 2007 Annual Stockholders Meeting. However, the options will immediately vest in full upon the optionee's death or disability while a Board member or upon the occurrence of certain changes in ownership or control.

      The granting of future awards under the 2006 Plan is discretionary and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

  General Provisions

      Vesting Acceleration. In the event the Company experiences a change in control, each outstanding option will automatically vest in full and become exercisable for all the option shares, and all unvested shares and restricted stock units will immediately vest. A change in control will be deemed to occur in the event (a) the Company is acquired by merger or similar transaction in which the Company is not the surviving corporation, (b) there occurs a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company's assets, (c) any person becomes the beneficial owner of more than 50% of the outstanding voting securities of the Company or there occurs a tender or exchange offer for any or all of the Company's common stock or (d) during any period of two consecutive years a majority of the Board no longer consists of individuals who were Board members at the beginning of such period, unless the election of each Board member who was not a director at the beginning of the period is approved by a vote of at least two-thirds of the Board members still in office who were directors at the beginning of the period.

      Changes in Capitalization. In the event any change is made to the outstanding shares of the Company's common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, restricted stock and restricted stock units under the Plan per calendar year, (iii) the maximum number and/or class of securities for which grants may subsequently be made under the automatic grant program for the non-employee Board members, (iv) the number and/or class of securities for which grants may subsequently be made under the automatic grant program for continuing Scientific Advisory Board members, (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (vii) the number and/or class of securities subject to each outstanding restricted stock or restricted stock unit award under the Plan and the issue price (if any) payable per share. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Plan or the outstanding awards thereunder.

      Valuation. The fair market value per share of the Company's common stock on any relevant date under the Plan will be determined as follows:

            (i) if the shares are listed on a national exchange, then the closing price of the share on such stock exchange on such date will be determinative of fair market value, or

            (ii) if the shares are not at the time listed on a national exchange, then the last reported sale price for the share in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market will determine the fair market value.

      Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee's death, and during the optionee's lifetime, the option may only be exercised by the optionee.

      An individual to whom shares of restricted stock are awarded under the Plan will have certain stockholder rights with respect to those unvested shares. Accordingly, the participant will have the right to vote such shares and to receive regular cash dividends paid on such shares, but will not have the right to transfer such shares prior to vesting.

      Amendment and Termination. The Board may amend or modify the Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the NASDAQ National Market) on which the Company's common stock is at the time primarily traded. Unless sooner terminated by the Board, the Plan will terminate on the earliest of (i) June 1, 2016, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding options and awards in connection with certain changes in control or ownership.

      Deductibility of Executive Compensation. Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options granted under the 2006 Plan should qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of the Company's executive officers. Accordingly, the compensation deemed paid with respect to options granted under the 2006 Plan should be deductible by the Company without limitation under Section 162(m). However, any compensation deemed paid by the Company in connection with certain option grants made under the Plan prior to the 2006 Plan will not qualify as performance-based compensation and will be subject to the $1 million limitation. In addition, the compensation attributable to restricted stock awards or restricted stock units will also be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

      Accounting Treatment. Under the accounting principles currently in effect, option grants made under the Plan to employees and non-employee Board members will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

      Option grants made to employees or non-employee Board members which vest solely on the basis of performance milestones will be subject to variable price accounting under current accounting rules. As a result, any appreciation in the value of the underlying option shares between the grant date and the milestone achievement date will result in a direct charge to the Company's reporting earnings. Option grants made to non-employee consultants under the Plan will also result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the fair value of the option over the period between the grant date of the option and the vesting date of each installment of that option.

      The number of outstanding options will be a factor in determining the Company's earnings per share on a fully-diluted basis.

      Shares issuable upon the vesting of restricted stock units awarded under the Plan will result in a direct charge to the Company's reported earnings equal to the excess of the fair value of those shares on the date of the restricted stock unit award over the cash consideration (if any) payable for such shares. The charge must be recognized against the Company's earnings ratably over the applicable vesting periods. However, if the vesting of the shares is tied solely to performance milestones, then the restricted stock unit award will be subject to variable price accounting, and the Company will have to accrue compensation expense not only for the value of the shares on the date of the restricted stock unit award but also for all subsequent changes in the value of those shares that occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock issuances made under the Plan.

      In December 2004 and as revised in April 2005, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 123R (revised 2004). The accounting standards established by that statement will require the expensing of stock options, commencing with the Company's fiscal year beginning March 1, 2006. Accordingly, the foregoing summary of the applicable accounting treatment for stock options will change, effective with the Company's fiscal year beginning March 1, 2006, and the stock options which are granted to the Company's employees and non-employee Board members, whether vesting is tied to service requirements or performance milestones, will have to be valued as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against the Company's reported earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options on the March 1, 2006 effective date, with the grant date fair value of those unvested options to be expensed against the Company's earnings over the remaining vesting period. For shares issuable upon the vesting of restricted stock units awarded under the Plan or for shares issued as restricted stock, the Company would continue to accrue a compensation cost equal to the excess of the fair market value of the shares on the date of the restricted stock unit award over the cash consideration (if any) paid for such shares. However, such accounting treatment for the restricted stock units and the restricted stock issuance would be applicable whether vesting were tied to service periods or performance goals.

      Required Vote. The affirmative vote of the holders of a majority of the Votes Cast on Proposal No. 2 is required for approval of the 2006 Plan. Should such approval not be obtained, then the 2006 Plan will not be implemented.

RECOMMENDATION OF THE BOARD

      THE BOARD BELIEVES THAT THIS PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2006 INCENTIVE STOCK PLAN.

                                 PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee has appointed Goldstein Golub Kessler LLP as the Company's independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending February 28, 2007 and the Board recommends that the stockholders vote FOR confirmation of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider their appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year.

      It is not anticipated that a representative from Goldstein Golub Kessler LLP, which is located in New York City, will be present at the Annual Meeting. Members of the Company's Audit Committee are expected to attend the Meeting and will be available to answer questions.

      Goldstein Golub Kessler LLP has audited the Company's financial statements annually since the year ended February 28, 2001. The Company has not consulted with Goldstein Golub Kessler LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Principal Accountant Fees and Services

Our principal accountant is Goldstein Golub Kessler LLP ("the Firm"). Through September 30, 2005, the Firm had a continuing relationship with American Express Tax and Business Services Inc. ("TBS") from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. Subsequent to September 30, 2005, this relationship ceased and the Firm established a similar relationship with RSM McGladrey, Inc. ("RSM"). The Firm has no full time employees, and, therefore, none of the audit services performed were provided by permanent, full-time employees of the Firm. The Firm manages and supervises the audit and audit staff and is exclusively responsible for the opinion rendered in connection with its examination. Other services, which do not include financial information systems design and implementation fees, have been provided by TBS or RSM.

1) Audit Fees

The aggregate fees billed by Goldstein Golub Kessler LLP for professional services rendered for the audits of the Company's annual financial statements, for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q and Form 10-QSB and other services normally provided in connection with statutory and regulatory filings during the last two fiscal years ended February 28, 2006 and February 28, 2005 was $172,775 and $50,584, respectively. A substantial portion of the increase in audit fees in 2006 compared to 2005 is attributable to opinions on management's assessment of and our effectiveness regarding internal controls over financial reporting in connection with our compliance with Section 404 of the Sabanes Oxley Act of 2002.

2) Audit-Related Fees

The Company did not engage its principal accountant to provide assurance and related services during the last two fiscal years.

3) Tax Fees

The Company did not engage its principal accountant to provide tax compliance, tax advice and tax planning services during the last two fiscal years.

4) All Other Fees

The Company did not engage its principal accountant to render services to the Company during the last two fiscal years, other than as reported above.

5) Pre-approval Policies and Procedures

In accordance with its charter, the Audit Committee is required to approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE RATIFICATION OF THE APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2007. UNLESS OTHERWISE DIRECTED THEREIN, THE SHARES REPRESENTED BY YOUR PROXY, IF PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, WILL BE VOTED FOR SUCH PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below lists the beneficial ownership of our common stock, as of May 12, 2006, by each person known by us to be the beneficial owner of more than 5% of our common stock, by each of our directors and officers and by all of our directors and officers as a group.

--------------------------------- -------- -------------------------- ----------
       Name and Address of                        Number of Shares    Percent of
        Beneficial Owner           Notes   Beneficially Owned (1)(2)   Class (2)
--------------------------------- -------- -------------------------- ----------
+Guenter H. Jaensch
16065 Bristol Isle Way
Delray Beach, FL 33446              (3)                    1,027,500       1.25%
--------------------------------- -------- -------------------------- ----------
+Michael L. Weiner
693 Summit Drive
Webster, NY 14580                   (4)                    7,426,136       8.73%
--------------------------------- -------- -------------------------- ----------
+Robert S. Bramson
1100 East Hector Street
Suite 410                           (5)                      257,500           *
Consohocken, PA 19428
--------------------------------- -------- -------------------------- ----------
+Ross B. Kenzie
Cyclorama Bldg. Suite 100
369 Franklin Street
Buffalo, NY 14202                   (6)                      257,500           *
--------------------------------- -------- -------------------------- ----------
+Steven Katz
20 Rebel Run Drive
East Brunswick, NJ 08816            (7)                      257,500           *
--------------------------------- -------- -------------------------- ----------
+Michael Friebe
Paul-Schuerholz-Str. 7
D-45657 Recklinhausen               (8)                      324,125           *
Germany
--------------------------------- -------- -------------------------- ----------
+Theodore A. Greenberg
530 F Grand Street
New York, NY 10002                                                 0           *
--------------------------------- -------- -------------------------- ----------
Stuart G. MacDonald
4663 East Lake Road
Pultneyville, NY 14538              (9)                      805,000           *
--------------------------------- -------- -------------------------- ----------
Jeffrey H. Helfer
4 Highland Green
Victor, NY 14564                   (10)                      845,700       1.02%
--------------------------------- -------- -------------------------- ----------
John F.
Lanzafame
10 Alameda Drive                   (11)                      315,000           *
Fairport, NY
14450
--------------------------------- -------- -------------------------- ----------
Darryl L. Canfield
32 Merryhill Lane
Pittsford, NY 14534                (12)                      200,000           *
--------------------------------- -------- -------------------------- ----------
Technology Innovations,  LLC
150 Lucius Gordon Drive
Suite 215
West Henrietta, NY  14586          (13)                    3,312,786       3.97%
--------------------------------- -------- -------------------------- ----------
Biomed Solutions, LLC
150 Lucius Gordon Drive
Suite 215
West Henrietta, NY  14586          (14)                    3,012,142       3.61%
--------------------------------- -------- -------------------------- ----------
Myotech, LLC
150 Lucius Gordon Drive
Suite 218
West Henrietta, NY 14586                                   4,923,080       6.02%
--------------------------------- -------- -------------------------- ----------
All Officers and Directors as
a group (10 persons)                                      11,715,961      13.16%
--------------------------------- -------- -------------------------- ----------

* Denotes less than one percent.
+ Denotes Member of the Board of Directors.

1) Except as may be set forth below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

2) Applicable percentage of ownership is based on 81,805,243 shares outstanding as of May 12, 2006, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Shares subject to options or warrants currently exercisable or exercisable within 60 days after May 12, 2006 are included in the number of shares beneficially owned and are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other stockholder.

3) Includes 577,500 shares issuable upon exercise of options granted to Dr. Jaensch.

4) Michael L. Weiner is a member and the manager of Technology Innovations, LLC, which is the majority owner of Biomed Solutions, LLC. Mr. Weiner is also the Manager of Biomed. Mr. Weiner's calculation includes 3,394,501 shares owned beneficially and of record by Biomed and 300,644 shares owned beneficially and of record by Technology Innovations. Also includes 1,698,630 shares issuable upon exercise of warrants held by Biomed and 1,525,000 shares issuable upon exercise of options held by Mr. Weiner.

5) Includes 257,500 shares issuable upon exercise of options held by Mr.
Bramson.

6) Includes 257,500 shares issuable upon exercise of options held by Mr. Kenzie. Does not include shares owned beneficially or of record by Biomed or by Technology Innovations. Mr. Kenzie is the Manager and an equity member of Biophan Ventures, LLC, which is the 43% equity member in Biomed; he is also the Manager of Patent Ventures LLC, which is the Class A Member of Technology Innovations. Mr. Kenzie and Mr. Weiner comprise the Board of Members of Biomed; Mr. Kenzie serves on the Board of Members of Technology Innovations.

7) Includes 257,500 shares issuable upon exercise of options held by Mr. Katz.

8) Includes 50,000 shares owned beneficially and of record by aMRIs Patente GmbH and 50,000 shares owned beneficially and of record by aMRIs Patente Verwaltungs GmbH & Co. KG. These entities are controlled by Drs. Michael Friebe and Andreas Melzer who are employees and minority owners of Biophan Europe GmbH, our 51% owned subsidiary. Dr. Friebe is also a member of our Board of Directors. aMRIs Patente GmbH is owned 50% by Tomovation GmbH and 50% by Dr. Melzer. Tomovation is a German company which is owned 80.8% by Dr. Friebe and 19.2% by four individuals. aMRIs Patente Verwaltungs GmbH & Co KG is owned 50% each by Dr. Friebe and Dr. Melzer.

9) Includes 715,000 shares issuable upon exercise of options held by Mr. MacDonald.

10) Includes 715,000 shares issuable upon exercise of options held by Mr.
Helfer.

11) Includes 315,000 shares issuable upon exercise of options held by Mr. Lanzafame.

12) Includes 200,000 shares issuable upon exercise of options held by Mr. Canfield.

13) Includes 3,394,501 shares owned beneficially and of record by Biomed and 1,698,630 shares issuable upon exercise of warrants held by Biomed. Technology Innovations, LLC is the majority owner of Biomed Solutions, LLC. Biomed reports ownership of a smaller number of shares.

14) Includes 1,698,630 shares issuable upon exercise of warrants held by Biomed.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

 1) Michael L. Weiner, President and Chief Executive Officer of Biophan, is the Manager and a 42.7% equity member of Technology Innovations, LLC., a 57% equity member of Biomed Solutions, LLC. Mr. Weiner is also the Manager of Biomed. He and Ross Kenzie make up the Board of Members of Biomed. Biomed is the record owner of 656,756 shares of common stock of Biophan; Technology Innovations is the record owner of 300,644 shares of common stock of Biophan. As Manager of Technology Innovations and Biomed, Mr. Weiner has control over these entities. Mr. Weiner is also on the board of Nanoset, LLC, an entity owned in part by Biomed Solutions, and with which we have entered into a technology license agreement. Mr. Weiner is also on the Board of Myotech, LLC which is the record owner of 4,923,080 shares of Biophan common stock. Biophan owns 45.7% of the Class A (voting) units of Myotech, LLC.

2) On December 1, 2000, Biomed received 10,759,101 shares of Biophan's common stock in exchange for its shares of LTR Antisense Technology, Inc. Most of those shares have been distributed to the members of Biomed and their members.

3) On December 1, 2000, Biomed transferred its MRI-compatible pacemaker patent pending and related technology to Biophan for a future payment of $500,000. This obligation bears interest at 8% per annum from February 28, 2002, and has been extended several times, to June 1, 2004. After June 1, 2004, principal and interest are payable in 12 equal monthly installments. Since November 30, 2002, this entire obligation has been convertible into common shares of Biophan at a conversion price equal to the lowest of (i) the closing bid price on June 4, 2002; (ii) the closing bid price on the date of exercise; or (iii) the lowest per share purchase price paid by any third party between June 4, 2002 and the exercise date. On February 10, 2004, Biomed transferred $300,000 of this obligation to SBI Brightline Consulting, LLC and converted the remaining balance of $200,000 into shares of our common stock. On the same date, SBI converted the $300,000 obligation transferred to it into shares of our common stock.

4) On June 4, 2002, we executed a line of credit agreement with Biomed providing for borrowings up to $250,000. On August 19, 2002, the line was increased by $100,000 and the expiration date thereof for that portion of the line was set at August 19, 2003. The payment date of amounts borrowed under the original line was extended to December 1, 2002. On November 7, 2002, the maturity date of the line was extended until such time as the financing contemplated by the Spectrum stock purchase agreement commenced. It was later extended to June 1, 2004. On February 10, 2004, all outstanding balances under the line of credit were converted to common stock in accordance with the terms of the credit agreement.

On May 27, 2005, we entered into an unsecured loan agreement with Biomed Solutions, LLC, a related company, whereby Biomed agreed to provide us with a line of credit facility of up to $2 million. Borrowings under the line bear interest at 8% per annum (compounded monthly) and are payable on demand on or after November 27, 2005. In June 2005 the entire facility was drawn down. The outstanding principal and interest are convertible into shares of our Common Stock at 90% of the average market closing price per share of our Common Stock for the 20 trading days preceding the date of borrowings under the line ($2.12 per share for the first $1 million and $2.19 per share for the second $1 million). Additionally, Biomed received pro-rata warrant coverage of 500,000 shares, with the warrants priced at 110% of the average market closing price per share of our Common Stock for the 20 trading days preceding the date of execution of the loan agreement ($2.49 per share). On August 31, 2005, Biomed elected to convert $1,000,000 of the outstanding debt plus accrued interest into 480,899 shares of our Common Stock. On October 7, 2005, we repaid $500,000 of the outstanding debt plus the entire accrued interest to date, leaving an outstanding principal balance of $500,000. The loan agreement requires us to use our best efforts to include the shares issued and issuable upon conversion of the loan in any registration statement we file covering resale of shares of our Common Stock.

On January 24, 2006, we entered into a Line of Credit Agreement (the "Line of Credit Agreement") with Biomed Solutions, LLC, a New York limited liability company ("Biomed"), pursuant to which Biomed has committed to make advances to us, in an aggregate amount of up to $5,000,000. Under the Line of Credit Agreement, advances may be drawn down in such amounts and at such times as we determine upon 15 days' prior notice to Biomed, except that we may not draw down more than $1,500,000 in any 30-day period. As of April 19, 2006, we had borrowed an aggregate of $3,200,000 under the Line of Credit Agreement. We are obligated to utilize the entire credit facility. Amounts borrowed will bear interest at the rate of 8% per annum and are convertible into shares of our Common Stock at the rate of $1.46 per share. Any amounts drawn down and repaid may be reborrowed at any time (subject to a requirement of 15 days' notice and the limitation that not more than $1,500,000 may be drawn down during any 30-day period). Biomed's obligation to lend to us under the Line of Credit Agreement expires on June 30, 2007, on which date the entire amount borrowed by us (and not converted into shares of our Common Stock) becomes due and payable. Our obligations with respect to borrowings under the credit facility are governed by a Convertible Promissory Note issued by us to Biomed on January 24, 2006. In connection with the establishment of the credit facility under the Line of Credit Agreement, on January 24, 2006 we issued to Biomed a Stock Purchase Warrant (the "Warrant") entitling Biomed to purchase up to 1,198,630 shares of our Common Stock at an exercise price of $1.89 per share. Biomed's purchase rights under the Warrant expire on January 23, 2011.

5) Biomed holds warrants to purchase a total of 1,698,630 shares of our common stock. On November 7, 2002, Biomed was granted warrants to purchase 500,000 shares at an exercise price of $.50 per share in consideration of another extension of the Transfer Agreement payment. Each extension of the Transfer Agreement payment enabled us to retain the MRI-compatible technology that we acquired under the Transfer Agreement.

Pursuant to the Line of Credit Agreement, on January 24, 2006 the Company issued warrants to Biomed. These warrants entitles Biomed to purchase, at any time or times prior to January 23, 2011, up to 1,198,630 shares at an exercise price of $1.89 per share. If all the warrants are exercised, the Company will receive, in cash, aggregate consideration upon exercise in the amount of $2,265,411.

In connection with each issuance of warrants to Biomed, our board of directors determined, without the vote of Mr. Weiner or Mr. Kenzie, that the consideration received by us was fair and adequate consideration for the warrants issued.

6) The Company has affiliations with three entities, Biomed Solutions, LLC ("Biomed"), Technology Innovations, LLC ("TI") and Myotech, LLC ("Myotech"), that are related by virtue of common management personnel and stock ownership. During the current year ended February 28, 2006, the Company charged Biomed and Myotech for services of certain Company personnel and charged Biomed, TI and Myotech for expenses allocable to and paid on their behalf. The total of these charges was approximately $959,000 for the year ended February 28, 2006 and $404,754 for the year ended February 28, 2005. At February 28, 2006, the combined balances due from these related parties was $42,063. The amounts do not bear interest and the Company received payment within forty-five days.

7) During the years ended February 28, 2006 and 2005, the Company was billed $93,000 and $9,000 respectively, for legal services provided by Bramson & Pressman of which Robert S. Bramson, a director of the Company, is a partner.

8) During the year ended February 28, 2006, the Company was billed $110,500 for consulting services provided by Steven Katz, a director of the Company.

9) All transactions discussed above are considered by the Board of Directors to have been consummated on terms approximately equivalent to those that might have prevailed in arms-length transactions with unaffiliated parties under similar circumstances.

                             STOCK PERFORMANCE GRAPH

      The Company's Common Stock is listed for trading on the OTC Bulletin Board under the symbol BIPH. The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company's Common Stock for the period from October 11, 2001 through February 28, 2006, with the cumulative total return of the NASDAQ U.S. Stock Index NASDAQ Health Services Index and Amex Market Index over the same period. The comparison assumes $100 was invested on October 11, 2001 (when active trading began) in the Company's Common Stock, in the U.S. Stock Index, NASDAQ Health Services Index and Amex Market Index, and assumes reinvestment of dividends, if any.

                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
              BIOPHAN TECHNOLOGIES, INC. NASDAQ U.S. MARKET INDEX,
                   NASDAQ HEALTH INDEX AMD AMEX MARKET INDEX

                     [DATA BELOW REPRESENTED IN LINE CHART]

                                  October 11,    February 28,   February 28,    February 29,   February 28,    February 28,
     Company/Market Index            2001            2002           2003            2004           2005            2006
------------------------------- -------------- --------------- -------------- --------------- -------------- ---------------
Biophan Technologies, Inc.            $100.00          $36.74          $7.44          $18.84         $24.03          $25.43

NASDAQ Health Services Index          $100.00          $94.97         $82.91         $144.05        $163.02         $223.41

NASDAQ U.S. Only                      $100.00         $116.23         $90.35         $140.84        $143.95         $161.87

Amex Market Index                     $100.00         $113.48        $111.85         $157.79        $170.21         $196.30

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      None of our executive officers serves as a member of the Board or Compensation Committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the members of our Compensation Committee has ever been our employee.

                             EXECUTIVE COMPENSATION

      The following table summarizes the annual compensation paid to our named executive officers during each of the last three fiscal years:

                                                                     Securities
                                                                     Underlying
Name and Principal Position            Year           Salary        options/SARs
---------------------------         -------       ------------      ------------
Michael L. Weiner, CEO              2/28/06       $    237,115            -0-
Michael L. Weiner, CEO              2/28/05       $    198,269       1,000,000
Michael L. Weiner, CEO              2/29/04       $    175,000         300,000

Robert J. Wood, CFO (1)             2/28/06       $    160,817          25,000
Robert J. Wood, CFO                 2/28/05       $    134,654         400,000
Robert J. Wood, CFO                 2/29/04       $    129,000         125,000

Darryl L. Canfield, CFO (2)         2/28/06       $     50,192         600,000

Stuart G. MacDonald,
Vice-President-Research             2/28/06       $    175,384          25,000
Stuart G. MacDonald,
Vice-President-Research             2/28/05       $    149,711         425,000
Stuart G. MacDonald,
Vice-President-Research             2/29/04       $    153,846         200,000

Jeffrey L. Helfer,
Vice-President-Engineering          2/28/06       $    176,153          25,000
Jeffrey L. Helfer,
Vice-President-Engineering          2/28/05       $    149,711         425,000
Jeffrey L. Helfer,
Vice-President-Engineering          2/29/04       $    153,846         200,000

John F. Lanzafame,
Vice-President-Business
Development                         2/28/06       $    159,039         575,000

John F. Lanzafame,
COO, Vice-President-Business
Development (3)                     2/28/05       $     53,308         250,000

(1) Retired effective January 20, 2006

(2) Hired November 9, 2005, appointed Chief Financial Officer effective January 20, 2006

(3) Hired September 4, 2004, appointed Chief Operating Officer effective April 12, 2006.

Columnar information required by Item 402(a)(2) of Regulation SK has been omitted for categories where there has been no compensation awarded to, earned by, or paid to, the named executive officers required to be reported in the table during fiscal years 2004 through 2006.

Stock Options

      In 2001, the Board adopted, and the stockholders approved, the Biophan Technologies, Inc. 2001 Stock Option Plan (as subsequently amended, the "2001 Option Plan"). The 2001 Option Plan provides for the grant of incentive and non-qualified stock options to selected employees, the grant of non-qualified options to selected consultants and to directors and advisory board members. The 2001 Option Plan is administered by the Compensation Committee of the Board and authorizes the grant of options or restricted stock awards for 13,000,000 shares. 235,982 shares remain available for future option grants under the 2001 Option Plan. The Compensation Committee determines which eligible individuals are to receive options or other awards under the 2001 Option Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants and other awards made under the 2001 Option Plan. Non-employee directors are entitled to receive periodic option grants pursuant to the automatic grant program in effect for them under the 2001 Option Plan. Each such director received an initial grant of options to purchase 20,000 shares, vesting on the first anniversary of the grant, and additional grants of options to purchase up to 50,000 shares on each succeeding anniversary of such director's election. If the 2006 Plan, which is the subject of Proposal No. 2, is approved, non-employee directors will receive automatic annual option grants under that plan and will no longer be entitled to automatic option grants under the 2001 Option Plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table summarizes information concerning stock options granted to the named executive officers during the last completed fiscal year ended February 28, 2006:

                                            Percent of
                                                 total                                 Potential Realizable Value at
                               Number of  options/SARs                                 Assumed Annual Rates of Stock
                              securities    granted to                                 Price Appreciation for Option
                              underlying     employees    Exercise or                  Term (1)
                            options/SARs     in fiscal     base price      Expiration  -------------------------------
         Name                granted (#)          year         ($/Sh)            date      5% ($)         10% ($)
----------------------- ----------------- ------------- -------------- --------------- --------------- ---------------
Michael L. Weiner                    -0-            -               -               -               -               -
Robert J. Wood                    25,000         1.27%          $2.60         5/27/15         $40,878        $103,593
Darryl L. Canfield               600,000        30.48%          $1.87         11/9/15        $705,620      $1,788,179
Stuart G. MacDonald               25,000         1.27%          $2.60         5/27/15         $40,878        $103,593
Jeffrey L. Helfer                 25,000         1.27%          $2.60         5/27/15         $40,878        $103,593
John F. Lanzafame                300,000        15.24%          $1.80         3/10/15        $339,603        $860,621
John F. Lanzafame                275,000        13.97%          $1.56          1/6/16        $269,796        $683,716

-----------

(1) The dollar amounts under these columns are the result of calculations at rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

      No named executive officer exercised options in the fiscal year ended February 28, 2006. The following table presents the number and values of exercisable and unexercisable options as of February 28, 2006:

                                                     Number of Securities      Value of unexercised
                                                   underlying unexercised              in-the-money
                                                   options/SARs at FY-end    options/SARs at FY-end
                            Shares                                    (#)                       ($)
                       acquired on        Value              Exercisable/              Exercisable/
      Name                exercise     realized             Unexercisable          Unexercisable(1)
   ----------          -----------     --------    ----------------------    ----------------------
Michael L. Weiner             None            -         1,525,000/275,000       $1,452,000/$243,500
Robert J. Wood                None            -           528,750/171,250         $485,575/$139,425
Darryl L. Canfield            None            -           100,000/500,000                 -0-
Stuart G. MacDonald           None            -           715,000/135,000         $681,800/$129,950
Jeffrey L. Helfer             None            -           715,000/135,000         $681,800/$129,950
John F. Lanzafame             None            -           365,000/460,000         $116,000/$138,000

-----------

(1) As permitted by the rules of the Securities and Exchange Commission, we have calculated the value of the unexercised in-the-money options at fiscal year end on the basis of the closing price of $1.64 per share of our Common Stock as quoted on the OTC Bulletin Board on the last day of the fiscal year, or February 28, 2006, less the applicable exercise price multiplied by the number of shares which may be acquired on exercise. We have calculated the value realized of exercised options based on the difference between the per share option exercise price and the fair market value per share of our Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

Employment Agreements

Each of Michael L. Weiner, President and Chief Executive Officer; Darryl L. Canfield, Treasurer, Secretary and Chief Financial Officer; Stuart G. MacDonald, Vice President of Research and Development; Jeffrey L. Helfer, Vice President of Engineering; and John F. Lanzafame, Chief Operating Officer and Vice President of Business Development, has entered into an employment agreement with Biophan.

Mr. Weiner's employment agreement has an initial term of three years with subsequent one-year renewal periods. His employment agreement may be terminated by us for cause or upon his death or disability. In the event of the disability of Mr. Weiner, termination of his employment agreement by us following a change in control or termination of his employment agreement by him for good reason, Mr. Weiner is entitled to receive (i) the unpaid amount of his base salary earned through the date of termination; (ii) any bonus compensation earned but not yet paid; and (iii) a severance payment equal to one (1) year of his then current salary. In addition, Mr. Weiner will be immediately vested in any options, warrants, retirement plan or agreements then in effect. "Good reason" means (i) a material change of Mr. Weiner's duties, (ii) a material breach by us under the employment agreement, or (iii) a termination of Mr. Weiner's employment in connection with a change in control.

As used in Mr. Weiner's employment agreement, "change in control" means:

(1) our merger or consolidation with another entity where the members of our Board do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the entity issuing cash or securities in the merger or consolidation immediately prior to the merger or consolidation, or

(2) the sale or other disposition of all or substantially all of our assets.

In the event of termination for cause, all of Mr. Weiner's unexercised warrants and options, whether or not vested, will be canceled, and Mr. Weiner will not be eligible for severance payments. In the event of voluntary termination, Mr. Weiner's vested warrants and options remain exercisable for the life of the applicable agreement but he will not be eligible for severance payments.

The employment agreements for Messrs. Canfield, MacDonald, Helfer and Lanzafame are terminable by either us or the employee upon 30 days' notice or by us for cause (as defined in their employment agreements) or upon the death or disability of the employee. However, each of them is entitled to receive severance equal to six months' base salary, payable in six equal consecutive monthly installments in the event that the employee is terminated by us within ninety (90) days following a change in control. In addition, under such circumstances each of them will be immediately vested in any options, warrants, retirement plan or agreements then in effect.

For purposes of the employment agreements for Messrs. Canfield, MacDonald, Helfer and Lanzafame "change in control" means (1) on the date of the merger or consolidation of Biophan with another entity where the members of the Board of Directors, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the entity issuing cash or securities in the merger or consolidation; (2) on the date Michael L. Weiner is terminated as CEO of the Company; or (3) on the date of the sale or other disposition of all or substantially all of the assets of Biophan.

In the event of termination for cause, all unexercised warrants and options held by the applicable employee, whether or not vested, will be canceled and the employee will not be eligible for severance payments. In the event of voluntary termination, all vested warrants and options remain exercisable for the life of the applicable agreement.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

      The following report is required by the SEC's executive compensation rules in order to standardize the reporting of executive compensation by public companies.

General

      The Board's Compensation Committee (the "Compensation Committee") reviews the Company's compensation policies, establishes executive officer compensation and administers the Company's Stock Option Plan. During fiscal 2006, the Compensation Committee was composed of Dr. Jaensch and Messrs. Kenzie (Chairman), Bramson and Katz, each of whom is a non-employee director. None of these individuals has ever been an officer or employee of the Company.

      The objectives of the Company's executive compensation policies are (i) to be competitive with pay practices of other companies of comparable size and status, including those in the biotechnology industry and (ii) to attract, motivate and retain key executives who are vital to the long-term success of the Company. The Company's executive compensation currently consists of both fixed annual salary and stock based compensation which align the interests of the Company's executives with the interests of its stockholders.

Base Salary

      With respect to annual compensation, the fundamental objective in setting base salary levels for the Company's senior management is to pay competitive rates to attract and retain high quality, competent executives. Competitive pay levels are determined based upon independent industry surveys, proxy disclosures, individual leadership, level of responsibility, management skills and industry activities. The Company does not currently have a bonus program for its executives.

Stock Options and Restricted Stock

      In connection with the executive compensation program, long-term incentive awards in the form of stock options and restricted stock are available for grant under the Plan. Awards have been solely in the form of non-qualified stock options granted under the Plan. The Compensation Committee and the Board grant these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

      The Company believes that, through the use of stock options, executives' interests are directly tied to enhanced stockholder value. The Compensation Committee has the flexibility of awarding non-qualified stock options, incentive stock options and restricted stock. This flexibility enables the Company to fine-tune its grants in order to maximize the alignment of the interests of the stockholders and management.

      Awards of stock options were made to executive officers of the Company in fiscal year 2006, other than the Company's Chief Executive Officer, in order to provide appropriate incentive to such persons.

Compensation of Chief Executive Officer

      For fiscal year 2006, the compensation of Michael L. Weiner, the Company's President and Chief Executive Officer, consisted of the same components as the compensation of the other senior executives. As described above, Mr. Weiner received no stock option grants in fiscal 2006. Mr. Weiner's annual base salary for fiscal 2006 was $200,000 through May 27, 2005, increased to $225,000 effective May 29, 2005 and increased again to $260,000 effective August 7, 2005. The increases were made in accordance with the achievement of certain milestones established by the Compensation Committee. Mr. Weiner's current base salary is believed to be in line with salaries of executives of similar companies and chief executive officers with similar responsibilities.

Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the Company's executive officers, unless such compensation is performance-based pursuant to certain milestones established under a stockholder-approved plan. The compensation paid to the Company's executive officers during the 2005 fiscal year did not exceed the $1 million limit per covered officer. However, the Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the Company's executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason the Compensation Committee may provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash bonus programs tied to the Company`s financial performance or equity awards tied to the value of the Company's common stock, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the Company's financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.

      The foregoing report is given by the members of the Compensation
Committee.

Respectfully submitted,

The Compensation Committee of the Board of Directors

Ross B. Kenzie, Chairman
Steven Katz
Robert S. Bramson
Guenter H. Jaensch

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Board's Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board. The Audit Committee is governed by a written charter approved by the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the Company's independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

      The Audit Committee has discussed with the independent registered public accounting firm the registered public accounting firm's independence from management and the Company, including receiving the written disclosures and letter from the independent registered public accounting firm and discussing the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and has considered the compatibility of any non-audit services with the registered public accounting firm's independence.

      The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit and such other matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as currently in effect. In addition, the Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved that the audited financial statements be included in the Annual Report on Form 10-K/A for the year ended February 28, 2006 for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder approval, the appointment of the Company's independent registered public accounting firm.

Respectfully submitted,

The Audit Committee of the Board of Directors

Guenter H. Jaensch, Chairman
Ross B. Kenzie
Theodore A. Greenberg

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE "SOLICITING MATERIAL" OR BE DEEMED "FILED" WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

                    HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Biophan Technologies, Inc., 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586, or by calling (585) 214-2441. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

                                OTHER INFORMATION

      The Company filed its Annual Report on Form 10-K with the Securities and Exchange Commission on May 15, 2006 and filed an amended 10-K on June 9, 2006. A copy of the Annual Report is included with this Proxy Statement.

      Additional information concerning the Company is available on the Company's website, www.biophan.com. These materials are also available free of charge in print to investors who request them in writing from the Company's Secretary (at 150 Lucius Gordon Drive, Suite 215, West Henrietta, New York 14586). Filings which the Company makes with the Securities and Exchange Commission also contain additional information and may be obtained on the SEC's website at www.sec.gov.

Dated: June 27, 2006
West Henrietta, New York

                                      PROXY
                           BIOPHAN TECHNOLOGIES, INC.
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Michael L. Weiner and Darryl L. Canfield, or either of them, with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of BIOPHAN TECHNOLOGIES, INC. (the "Company") to be held on July 18, 2006 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on this proxy card, and, in their discretion, upon such other matters as may come before the meeting. If no direction is made, shares will be voted FOR the election of directors named in the proxy and FOR Proposals 2 and 3. In addition, the shares will be voted as the Board of Directors of the Company may recommend with respect to any other business as may properly come before the meeting or any adjournment thereof.

1.    Election of five (5) directors (INSTRUCTION:
                                    TO WITHHOLD AUTHORITY TO VOTE FOR ANY
                                    INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                                    THE NOMINEE'S NAME IN THE LIST BELOW)

      FOR all nominees listed to the right  [__]          Theodore A. Greenberg
      (except as marked to the contrary)                  Guenter H. Jaensch
                                                          Steven Katz
      WITHHOLD AUTHORITY to vote            [__]          Ross B. Kenzie
      for all nominees listed to the right                Michael L. Weiner

                  (Continued and to be signed on reverse side)

2.    To approve the 2006 Incentive Stock Plan.  FOR    AGAINST    ABSTAIN
                                                 -------------------------
                                                 [__]    [__]       [__]

3.    To ratify the appointment of Goldstein     FOR    AGAINST    ABSTAIN
      Golub Kessler LLP as the independent       -------------------------
      registered public accounting firm for      [__]    [__]       [__]
      the fiscal year ending February 28,
      2007.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                    Dated:  _________________, 2006

                    --------------------------    -------------------------
                    Signature                     Signature

I will [_] will not [_] attend the Meeting.
                                                   IMPORTANT: Sign this Proxy
                                                   exactly as your name or names
                                                   appear on your Common Stock
                                                   certificate; in the case of
                                                   Common Stock held in joint
                                                   tenancy, each joint tenant
                                                   must sign. Fiduciaries should
                                                   indicate their full titles
                                                   and the capacity in which
                                                   they sign. Please complete,
                                                   sign, date, and return this
                                                   Proxy promptly in the
                                                   enclosed envelope.

                                                                       Exhibit A

                           Biophan Technologies, Inc.
                            2006 Incentive Stock Plan

                                TABLE OF CONTENTS

                                                                            Page

Article 1.    Establishment, Objectives, and Duration..........................1

Article 2.    Definitions......................................................1

Article 3.    Administration...................................................5

Article 4.    Shares Subject to this Plan and Maximum Awards...................6

Article 5.    Eligibility and Participation....................................7

Article 6.    Stock Options....................................................8

Article 7.    Stock Appreciation Rights........................................9

Article 8.    Restricted Stock................................................10

Article 9.    Performance Units and Performance Shares........................11

Article 10.   Performance Measures............................................12

Article 11.   Rights of Participants..........................................13

Article 12.   Termination of Employment/Directorship..........................13

Article 13.   Change in Control...............................................14

Article 14.   Amendment, Modification, and Termination........................15

Article 15.   Withholding.....................................................15

Article 16.   Successors......................................................15

Article 17.   General Provisions..............................................15

               Article 1. Establishment, Objectives, and Duration

      1.1 Establishment of Plan. Biophan Technologies, Inc., a Nevada corporation (the "Company"), hereby adopts the "Biophan Technologies, Inc. 2006 Incentive Stock Plan" (hereinafter referred to as the "Plan"), as set forth in this document. This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units. Subject to approval by the Company's stockholders, this Plan shall become effective as of the date on which this Plan is approved by the Board of Directors (the "Effective Date"); provided, however, that if this Plan is not approved by the Company's stockholders prior to the first anniversary of the Effective Date, this Plan and all Awards made hereunder shall be null and void.

      1.2 Objectives of Plan. The objectives of this Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants.

      This Plan is further intended to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in that success.

      1.3 Duration of Plan. This Plan shall remain in effect, subject to the right of the Committee to amend or terminate this Plan at any time pursuant to
Article 14 hereof, until all Shares subject to it shall have been purchased or acquired according to this Plan's provisions. However, in no event may an Award of an Incentive Stock Option be granted under this Plan on or after the tenth
(10th) anniversary of the Effective Date.

                             Article 2. Definitions

      Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

      2.1 "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      2.2 "Award Agreement" means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan.

      2.3 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.4 "Board" or "Board of Directors" means the Board of Directors of the Company.

      2.5 "Change in Control" shall be deemed to have occurred under any one or more of the following conditions:

      i. if, within one year of any merger, consolidation, sale of a substantial part of the Company's assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors (x) of the Company or (y) of any successor to the Company, or (z) if the Company becomes a subsidiary of or is merged into or consolidated with another corporation, of such corporation (the Company shall be deemed a subsidiary of such other corporation if such other corporation owns or controls, directly or indirectly, a majority of the combined voting power of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors ("Voting Stock"));

      ii. if, as a result of a Transaction, the Company does not survive as an entity, or its shares are changed into the shares of another corporation unless the stockholders of the Company immediately prior to the Transaction own a majority of the outstanding shares of such other corporation immediately following the Transaction;

      iii. if any Person becomes, after the date this Plan is adopted, a beneficial owner directly or indirectly of securities of the Company representing 50% or more of the combined voting power of the Company's Voting Stock;

      iv. the dissolution or liquidation of the Company is approved by its stockholders; or

      v. if the members of the Board as of the date this Plan is adopted (the "Incumbent Board") cease to represent at least two-thirds of the Board; provided, that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by at least two-thirds of the members comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this paragraph (v), treated as though such person were a member of the Incumbent Board.

      2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      2.7 "Committee" means the Compensation Committee of the Board or such other committee appointed from time to time by the Board to administer this Plan. The full Board of Directors, in its discretion, may act as the Committee under this Plan, whether or not a Committee has been appointed, and shall do so with respect to grants of Awards to Non-Employee Directors. To the extent permitted by law, the Committee may delegate to one or more members of the Committee or officers of the Company, individually or acting as a committee, any portion of its authority, except as otherwise expressly provided in this Plan. In the event of a delegation to one or more members of the Committee or an officer, the term "Committee" as used herein shall include the member or members of the Committee or officer with respect to the delegated authority. Notwithstanding any such delegation of authority, the Committee comprised of members of the Board of Directors and appointed by the Board of Directors shall retain overall responsibility for the operation of this Plan.

      2.8 "Company" means Biophan Technologies Inc., a Nevada corporation, together will all subsidiaries thereof, and any successor thereto as provided in
Article 16 hereof.

      2.9 "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

      2.10 "Director" means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be treated as an Employee under this Plan.

      2.11 "Disability" shall mean a condition whereby the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment which can be expected to result in death or which is or can be expected to last for a continuous period of not less than twelve months, all as verified by a physician acceptable to, or selected by, the Company.

      2.12 "Effective Date" shall have the meaning ascribed to such term in
Section 1.1 hereof.

      2.13 "Employee" means any employee of the Company or its Subsidiaries.

      2.14 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      2.15 "Fair Market Value" as of any date and in respect of any Share means
(i) if the shares of Common Stock are listed on a national exchange, the closing price per share of the Company's Common Stock on such stock exchange on such date, provided at least one sale of Common Stock took place on such exchange on such date, and, if not, then on the basis of the closing price on the last preceding date on which at least one sale on such exchange did occur, or (ii) if the shares of Common Stock are not listed on a national exchange, the last reported sale price per share of Common Stock in the over-the-counter market on such date, as reported by the National Association of Securities Dealers, Inc. OTC Bulletin Board, the National Quotation Bureau Incorporated or any similar organization or agency reporting prices in the over-the-counter market, or (iii) if the shares of Common Stock are not publicly traded, then the value as determined by the Committee in good faith.

      2.16 "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422.

      2.17 "Independent Contractor" means a person, including without limitation a member of the Company's Scientific Advisory Board or a consultant, engaged by the Company for a specific task, study or project who is not an Employee.

      2.18 "Insider" shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      2.17 "Key Employee" shall mean an individual as defined in Code Section 416(i) without regard to paragraph (5) thereof) of the Company.

      2.20 "Non-Employee Director" shall mean any member of the Board of who is not an employee of the Company or a member of the immediate family of an employee of the Company.

      2.21 "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 hereof that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

      2.22 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

      2.23 "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

      2.24 "Participant" means an Employee, Director or Independent Contractor who has been selected to receive an Award or who has an outstanding Award granted under this Plan.

      2.25 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      2.26 "Performance Share" means an Award granted to a Participant, as described in Article 9 hereof.

      2.27 "Performance Unit" means an Award granted to a Participant, as described in Article 9 hereof.

      2.28 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.

      2.29 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof and the rules promulgated thereunder, including a "group" as defined in Section 13(d) thereof and the rules promulgated.

      2.30 "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 hereof.

      2.31 "Retirement" means termination of a Participant's employment with the Company if such termination of employment constitutes normal retirement, early retirement, disability retirement or other retirement as provided for at the time of such termination of employment under the applicable retirement program then maintained by the Company, provided that the Participant does not continue in the employment of the Company.

      2.32 "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

      2.33 "Shares" means shares of the Company's common stock, par value $.0005 per share.

      2.34 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.

      2.35 "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company, directly or indirectly, has a majority voting interest. With respect to Incentive Stock Options, "Subsidiary" means any entity, domestic or foreign, whether or not such entity now exists or is hereafter organized or acquired by the Company or by a Subsidiary that is a "subsidiary corporation" within the meaning of Code Section 424(d) and the rules thereunder.

      2.36 "Ten Percent Stockholder" means an employee who at the time an ISO is granted owns Shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company or any Subsidiary, within the meaning of Code Section 422.

                            Article 3. Administration

      3.1 General. Subject to the terms and conditions of this Plan, this Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company. For purposes of making Awards intended to qualify for the Performance Based Exception under Code Section 162(m), to the extent required under such Code Section, the Committee shall be comprised solely of two or more individuals who are "outside directors", as that term is defined in Code Section 162(m) and the regulations thereunder.

      3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions hereof, the Committee shall have full power to select Employees, Directors and Independent Contractors who shall be offered the opportunity to participate in this Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with this Plan; construe and interpret this Plan and any agreement or instrument entered into under this Plan; establish, amend, or waive rules and regulations for this Plan's administration; and amend the terms and conditions of any outstanding Award as provided in this Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of this Plan. As permitted by law and the terms of this Plan, the Committee may delegate its authority herein to officers of the Company. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any Award granted hereunder.

      3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

            Article 4. Shares Subject to this Plan and Maximum Awards

      4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under this Plan shall be seven million five hundred thousand (7,500,000). Any Shares covered by an Award (or portion of an Award) granted under this Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. Shares may be authorized, unissued shares or Treasury shares. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to this Plan.

      The following limitations shall apply to the grant of any Award to a Participant in a fiscal year:

      (a) Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,000,000.

      (b) SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights pursuant to Awards granted in any one fiscal year to any one Participant shall be 1,000,000.

      (c) Restricted Stock: The maximum aggregate of Shares that may be granted with respect to Awards of Restricted Stock granted in any one fiscal year to any one Participant shall be 1,000,000.

      (d) Performance Shares/Performance Units Awards: The maximum aggregate grant with respect to Awards of Performance Shares made in any one fiscal year to any one Participant shall be equal to the Fair Market Value of 500,000 Shares (measured on the date of grant); the maximum aggregate amount awarded with respect to Performance Units to any one Participant in any one fiscal year may not exceed $1,000,000.

      4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, a proportionate adjustment shall be made in
(i) the number and class of Shares available under this Plan, in the number and class of and/or price of Shares subject to outstanding Awards granted under this Plan, and in all references to numbers of Shares set forth in this Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

      4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan; provided that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with this Plan's or any Award's meeting the requirements of Section 162(m) of the Code, as from time to time in effect.

                    Article 5. Eligibility and Participation

      5.1 Eligibility. Persons eligible to participate in this Plan include all Employees, Directors and Independent Contractors of the Company and its Subsidiaries.

      5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Independent Contractors, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or its Subsidiaries.

      5.3 Stock Options for Non-Employee Directors

      (a) Each person who, subsequent to the Effective Date, is for the first time elected or appointed to the Board and who qualifies, at such time, as a Non-Employee Director, shall automatically be granted a Nonqualified Stock Option to purchase 40,0000 shares of Common Stock, effective as of the date of his or her election or appointment to the Board, on the terms and conditions set forth in this Plan, at an option price per share equal to the Fair Market Value of a share of Common Stock on the date of grant or, if the date of the grant is not a business day on which the Fair Market Value can be determined, on the last business day preceding the date of grant on which the Fair Market Value can be determined.

      (b) Each Non-Employee Director who is re-elected as a director at an annual meeting of stockholders shall be granted an additional Nonqualified Stock Option to purchase 40,000 shares of Common Stock, on the terms and conditions set forth in this Plan, at an option price per share equal to the Fair Market Value of a share of Common Stock on the date of such annual meeting.

      (c)   Each Option granted to a Non-Employee Director pursuant to this
            Section 5.3 shall vest and become fully exercisable upon the earlier of (i) the completion by such Non-Employee Director of one year of Board service measured from the date of grant or (ii) the date of the first annual meeting of stockholders occurring after the end of the fiscal year of the Company during which such Option was granted. All Options granted to Non-Employee Directors pursuant to this
            Section 5.3 shall expire on the tenth (10th) anniversary of the date of grant, subject to earlier termination as provided in Article 12.

      (d) The right of Non-Employee Directors to receive Options pursuant to this Section 5.3 shall be in lieu of all rights to receive options automatically under the Company's 2001 Stock Option Plan (2005 Restatement) or any other plan that does not specifically provide that such options are in lieu of or in addition to the Options to which the Non-Employee Directors are entitled under this Plan.

                            Article 6. Stock Options

      6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

      6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

      6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant. The Option Price for each Option shall equal the Fair Market Value of the Shares at the time such option is granted. If an ISO is granted to a Ten Percent Stockholder the Option Price shall be at least 110 percent of the Fair Market Value of the stock subject to the ISO.

      6.4 Duration of Options. Except as otherwise provided in this Plan, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant, provided that an ISO must expire no later than the tenth (10th) anniversary of the date the ISO was granted. However, in the case of an ISO granted to a Ten Percent Stockholder, the ISO by its terms shall not be exercisable after the expiration of five years from the date such ISO is granted.

      6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

      6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares.

      Upon the exercise of any Option, the Option Price for the Shares being purchased pursuant to the Option shall be payable to the Company in full either:
(a) in cash or its equivalent; or (b) subject to the Committee's approval, by delivery of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares that are delivered must have been held by the Participant for at least six (6) months prior to their delivery to satisfy the Option Price); or (c) by a combination of (a) and (b); or (d) by any other method approved by the Committee in its sole discretion. Unless otherwise determined by the Committee, the delivery of previously acquired Shares may be done through attestation. No fractional shares may be tendered or accepted in payment of the Option Price.

      Unless otherwise determined by the Committee, cashless exercises are permitted pursuant to Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with this Plan's purpose and applicable law.

      Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).

      Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

      6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

      6.8 Nontransferability of Options.

      (a) Incentive Stock Options. No ISO granted under this Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Plan shall be exercisable during such Participant's lifetime only by such Participant.

      (b) Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant's lifetime only by such Participant.

      6.9 Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under this Plan or any other ISO plan of the Company or its Subsidiaries to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section
6.9 or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.

                      Article 7. Stock Appreciation Rights

      7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee.

      Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

      The grant price of a SAR shall equal the Fair Market Value of a Share on the date of grant.

      7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

      7.3 Term of SARs. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion.

      7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

      7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

      (a) The amount by which the Fair Market Value of a Share on the date of exercise exceeds the grant price of the SAR; by

      (b)   The number of Shares with respect to which the SAR is exercised.

      The payment upon SAR exercise shall be in Shares. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.

      7.7 Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under this Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under this Plan shall be exercisable during such Participant's lifetime only by such Participant.

                           Article 8. Restricted Stock

      8.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

      8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

      8.3 Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under this Plan shall be available during such Participant's lifetime and prior to the end of the Period of Restriction only to such Participant.

      8.4 Other Restrictions. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.

      To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

      Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

      8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

      8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

               Article 9. Performance Units and Performance Shares

      9.1 Grant of Performance Units/Shares Awards. Subject to the terms of this Plan, Performance Units and/or Performance Shares Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

      9.2 Award Agreement. At the Committee's discretion, each grant of Performance Units/Shares Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.

      9.3 Value of Performance Units/Shares Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares Awards that will be paid out to the Participant. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period."

      9.4 Earning of Performance Units/Shares Awards. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares Awards shall be entitled to receive a payout based on the number and value of Performance Units/Shares Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

      9.5 Form and Timing of Payment of Performance Units/Shares Awards. Payment of earned Performance Units/Shares Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares Awards at the close of the applicable Performance Period. Such Shares may be delivered subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award or the resolutions establishing the Award.

      Unless otherwise provided by the Committee, Participants holding Performance Units/Shares shall be entitled to receive dividend units with respect to dividends declared with respect to the Shares represented by such Performance Units/Shares. Such dividends may be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Committee.

      9.6 Nontransferability. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

                        Article 10. Performance Measures

      Unless and until the Committee proposes for stockholder vote and the Company's stockholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among:

      (a)   Earnings per share;

      (b)   Net income (before or after taxes);

      (c) Cash flow (including, but not limited to, operating cash flow and free cash flow);

      (d)   Gross revenues;

      (e)   Gross margins;

      (f)   EBITDA;

      (g)   Any of the above measures compared to peer or other companies;

      (h)   Scientific milestones and objectives;

      (i)   Cost containment goals; and

      (j)   Achievement of other business objectives.

      Performance measures may be set either at the corporate level, subsidiary level, division level, or business unit level.

      Awards that are designed to qualify for the Performance-Based Exception, and that are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

      If applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

                       Article 11. Rights of Participants

      11.1 Employment. Nothing in this Plan shall confer upon any Participant any right to continue as an Employee, Director or Independent Contractor of the Company or its Subsidiaries, or interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant's employment, directorship or engagement as an Independent Contractor at any time.

      11.2 Participation. Except as expressly provided in Section 5.3 with respect to Non-Employee Directors, no Employee, Director or Independent Contractor shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive any future Award.

      11.3 Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and
9.5 or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.

         Article 12. Termination of Employment/Directorship/Consultancy

      Upon termination of the Participant's employment, directorship or service as a member of the Company's Scientific Advisory Board for any reason other than Retirement, Disability or death, an Award granted to the Participant may be exercised by the Participant or permitted transferee at any time on or prior to the earlier of the expiration date of the Award or the expiration of three (3) months after the date of termination but only if, and to the extent that, the Participant was entitled to exercise the Award at the date of termination. All Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of termination (other than a termination by reason of Retirement, Disability or death) shall terminate and be forfeited immediately on the date of termination. If the employment or directorship of a Participant terminates by reason of the Participant's Retirement, Disability or death, all Awards or any portion thereof not yet vested or exercisable or whose Period of Restriction has not expired as of the date of a Participant's Disability or death shall become immediately vested and/or exercisable on the date of termination due to Retirement, Disability or death. If the employment or directorship of a Participant terminates by reason of the Participant's Retirement, Disability or death, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant's rights under any outstanding Award at any time on or prior to the original expiration date of the Award; provided, however, that if an Award is an ISO, the Participant (or, if appropriate, the Participant's legal representative or permitted transferee) may exercise such Participant's rights under any outstanding Award at any time on or prior to the earlier of (i) the original expiration date of the Award or (ii) (A) in the case of Retirement, the expiration of three (3) months after the date of termination or (B) in the case of Disability or death, the first anniversary of the date of termination.

      Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling an Employee to reemployment in a comparable position by law or rule shall not constitute a termination of employment for purposes of this Plan unless the Employee does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or rule. For purposes of this Article, a "termination" includes an event which causes a Participant to lose his eligibility to participate in this Plan (e.g., an individual is employed by a company that ceases to be a Subsidiary). In the case of an Independent Contractor, the meaning of "termination" or "termination of employment" includes the date that the individual ceases to provide services to the Company or its Subsidiaries. In the case of a nonemployee director, the meaning of "termination" includes the date that the individual ceases to be a director of the Company or its Subsidiaries.

      Notwithstanding the foregoing, the Committee has the authority to prescribe different rules that apply upon the termination of a particular Participant's service as an Employee, Director or Independent Contractor, which shall be memorialized in the Participant's original or amended Award Agreement or similar document.

      An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.

                          Article 13. Change in Control

      In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, or unless the Committee shall otherwise specify in the Award Agreement, the Board, in its sole discretion, may:

      (a) elect to terminate Options or SARs in exchange for a cash payment equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR has vested exceeds the exercise price with respect to such Shares;

      (b) elect to terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her vested Options or SARs for a specified period of time (of not less than 15 days) from the date of notification and before the Option or SAR is terminated;

      (c) permit Awards to be assumed by a new parent corporation or a successor corporation (or its parent) and replaced with a comparable Award of the parent corporation or successor corporation (or its parent);

      (d) amend an Award Agreement or take such other action with respect to an Award that it deems appropriate; or

      (e)   implement any combination of the foregoing.

              Article 14. Amendment, Modification, and Termination

      14.1 Amendment, Modification, and Termination. Subject to the terms of this Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate this Plan in whole or in part.

      14.2 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, or modification of this Plan shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

      14.3 Stockholder Approval Required for Certain Amendments. Stockholder approval will be required for any amendment of this Plan that does any of the following: (a) increases the maximum number of Shares subject to this Plan; (b) changes the designation of the class of persons eligible to receive ISOs under this Plan; or (c) modifies this Plan in a manner that requires stockholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.

                             Article 15. Withholding

      The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant's obligations pursuant to this Section 15 by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SARs, (ii) the date of payment, in the case of Performance Units/Shares, and (iii) the expiration of the Period of Restriction in the case of Restricted Stock. Any election made under this
Section 15 may be disapproved by the Committee at any time in its sole discretion. If an election is disapproved by the Committee, the Participant must satisfy his obligations pursuant to this paragraph in cash.

                             Article 16. Successors

      All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.

                         Article 17. General Provisions

      17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      17.2 Severability. If any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      17.3 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      17.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

      17.5 Registration. The Company shall use reasonable endeavors to register Shares issued pursuant to Awards under the Securities Act on Form S-8 or other suitable Form and to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.

      17.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      17.7 No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary, and accordingly, subject to
Section 14.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company for severance payments.

      17.8 Noncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

      17.9 Governing Law. This Plan and each Award Agreement shall be governed by the laws of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Rochester, New York, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

      17.10 Compliance with Code Section 409A. No Award that is subject to
Section 409A of the Code shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with
Section 409A of the Code. Notwithstanding any provision in this Plan to the contrary, with respect to any Award subject to Section 409A, distributions on account of a separation from service may not be made to Key Employees before the date which is six (6) months after the date of separation from service (or, if earlier, the date of death of the employee).

Dated as of June 19, 2006                        Biophan Technologies, Inc.

                                                 By:  __________________________
                                                      President

Date of Stockholder Approval: _____________